UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 27, 2013

Hydrogen Future Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2525 Robinhood Street, Suite 1100
Houston, Texas 77005
(Address of Principal Executive Offices)

281-436-6036
(Registrant’s Telephone Number, Including Area Code)

A5 Laboratories Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On December 9, 2013,  we filed a Current Report on Form 8-K announcing  a name change of the company from “A5 Laboratories Inc.” to “Hydrogen Future Corporation.”  The name change to Hydrogen Future Corporation is effective with the FINRA Over-the-Counter Markets at the opening for trading on December 27, 2013 under the new stock symbol “HFCO”.  Our new CUSIP number is 44887W105.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.
(Registrant)

Dated: December 27, 2013	By:	/s/ Frank Neukomm
	Name:	Frank Neukomm
	Title:	Chairman Chief Executive Officer